SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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[   ]            Soliciting Material Under § 240.14a-12
Allianz Variable Insurance Products Trust
Allianz Variable Insurance Products Fund of Funds Trust
(Name of Registrant as Specified In Its Charter)
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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, Comprised of:

AZL® DFA Five-Year Global Fixed Income Fund
AZL® DFA International Core Equity Fund
AZL® DFA U.S. Core Equity Fund
AZL® DFA U.S. Small Cap Fund
AZL® Enhanced Bond Index Fund
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL® Fidelity Institutional Asset Management® Total Bond Fund
AZL® Gateway Fund
AZL® Government Money Market Fund

AZL® International Index Fund
AZL® MetWest Total Return Bond Fund
AZL® Mid Cap Index Fund
AZL® Moderate Index Strategy Fund
AZL® MSCI Emerging Markets Equity Index Fund
AZL® MSCI Global Equity Index Fund
AZL® Russell 1000 Growth Index Fund
AZL® Russell 1000 Value Index Fund
AZL® S&P 500 Index Fund
AZL® Small Cap Stock Index Fund
AZL® T. Rowe Price Capital Appreciation Fund

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST, Comprised of:

AZL MVP FusionSM Balanced Fund
AZL MVP FusionSM Conservative Fund
AZL MVP FusionSM Moderate Fund
AZL® Balanced Index Strategy Fund
AZL® MVP Balanced Index Strategy Fund
AZL® MVP Growth Index Strategy Fund

AZL® MVP Moderate Index Strategy Fund
AZL® MVP Global Balanced Index Strategy Fund
AZL® DFA Multi-Strategy Fund
AZL® MVP DFA Multi-Strategy Fund
AZL® MVP Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

(each, a “Fund,” and collectively, the “Funds”)
5701 Golden Hills Drive
Minneapolis, Minnesota 55416
Dear Contract Owner:
The Boards of Trustees of the above referenced Funds (the “Board”), each of which is a series of either the Allianz Variable Insurance Products Trust or the Allianz Variable Insurance Products Fund of Funds Trust (each, a “Trust”, and collectively, the “Trusts”), has called a special joint meeting of each Fund’s shareholders.  The meeting will be held at 10:00 a.m. Central Time on June 3, 2021.  In light of the public health impact of the coronavirus outbreak (COVID-19) and the related institution of social distancing and other measures and guidance and declarations from various relevant governmental authorities, and in accordance with Section 3806(f) of the Delaware Statutory Trust Act and each of the Trust’s Agreement and Declaration of Trust and By-Laws, as amended to date, the special joint meeting of the shareholders of the Funds will be conducted over the Internet in a virtual meeting format.  Directions for attending the meeting are set forth in the Notice of Special Joint Meeting of Shareholders below. At the meeting, shareholders of each Fund will consider the following proposals:
1.            To elect Trustees;
2.            To approve amended fundamental restrictions regarding investments in commodities; and

3.            To approve amended fundamental restrictions regarding borrowing.
As the owner of a variable life insurance policy or variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you are an indirect shareholder in one or more of the Funds.  Accordingly, we ask that you indicate whether you approve or disapprove of each proposal by completing and returning the enclosed voting instruction form.  The Board unanimously recommends that you vote FOR all proposals.
Please carefully review the proxy statement and the enclosed voting instruction form.  You may provide your voting instructions by phone, Internet, or mail.  In order to avoid the additional expense of further solicitation, we respectfully ask for your cooperation in casting your votes.
Thank you for your prompt attention and participation.
Sincerely,

Brian Muench
President
April 16, 2021

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, Comprised of:
AZL® DFA Five-Year Global Fixed Income Fund
AZL® DFA International Core Equity Fund
AZL® DFA U.S. Core Equity Fund
AZL® DFA U.S. Small Cap Fund
AZL® Enhanced Bond Index Fund
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2
AZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2
AZL® Gateway Fund

AZL® Government Money Market Fund
AZL® International Index Fund, Class 1 and Class 2
AZL® MetWest Total Return Bond Fund
AZL® Mid Cap Index Fund, Class 1 and Class 2
AZL® Moderate Index Strategy Fund
AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2
AZL® MSCI Global Equity Index Fund, Class 1 and Class 2
AZL® Russell 1000 Growth Index Fund, Class 1 and Class 2
AZL® Russell 1000 Value Index Fund, Class 1 and Class 2
AZL® S&P 500 Index Fund, Class 1 and Class 2
AZL® Small Cap Stock Index Fund, Class 1 and Class 2
AZL® T. Rowe Price Capital Appreciation Fund

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST, Comprised of:

AZL MVP FusionSM Balanced Fund
AZL MVP FusionSM Conservative Fund
AZL MVP FusionSM Moderate Fund
AZL® Balanced Index Strategy Fund
AZL® MVP Balanced Index Strategy Fund
AZL® MVP Growth Index Strategy Fund

AZL® MVP Moderate Index Strategy Fund
AZL® MVP Global Balanced Index Strategy Fund
AZL® DFA Multi-Strategy Fund
AZL® MVP DFA Multi-Strategy Fund
AZL® MVP Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

(each, a “Fund,” and collectively, the “Funds”)
5701 Golden Hills Drive
Minneapolis, Minnesota 55416
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD JUNE 3, 2021
A special joint meeting of the shareholders of each of the above referenced Funds, each of which is a series of either the Allianz Variable Insurance Products Trust or the Allianz Variable Insurance Products Fund of Funds Trust (each a “Trust” and collectively, the “Trusts”), will be held at 10:00 a.m. Central Time on June 3, 2021. In light of the public health impact of the coronavirus outbreak (COVID-19) and the related institution of social distancing and other measures and guidance and declarations from various relevant governmental authorities, and in accordance with Section 3806(f) of the Delaware Statutory Trust Act and each of the Trust’s Agreement and Declaration of Trust and By-Laws, as amended to date, the special joint meeting of the shareholders of the Funds will be conducted over the Internet in a virtual meeting format. Directions for attending the meeting are set forth below in this Notice of Special Joint Meeting of Shareholders.
At the meeting, shareholders of each Fund will consider the following proposals:
1.            To elect individuals to serve on the Board of Trustees;
2.            To approve amended fundamental restrictions regarding investments in commodities; and
1

3.            To approve amended fundamental restrictions regarding borrowing.
The Funds issue and sell their shares to certain separate accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”). The separate accounts hold shares of mutual funds, including the Funds, which serve as a funding vehicle for benefits under variable life insurance policies or variable annuity contracts issued by Allianz Life or Allianz Life of NY (collectively, the “Contracts”). In addition, shares of certain Funds also may be held by other Funds that are managed as funds of funds (the “Funds of Funds”).
As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY, together with the Funds of Funds, are the sole shareholders of the Funds and are entitled to vote all of the shares of the Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Funds held by them in accordance with instructions given by the owners of the Contracts (“Contract Owners”) for which the Funds serve as a funding vehicle. This Notice is being delivered both to shareholders of record who are entitled to vote at the meeting and to Contract Owners who, by virtue of their ownership of the Contracts, beneficially owned shares of the Funds on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Funds underlying their Contracts.
Accessing the Virtual Meeting – To access the virtual meeting, send a request to attend the virtual meeting to shareholdermeetings@computershare.com. Please include your full name and the control number located on your proxy card or voting instruction form. You then will receive instructions to access and attend the virtual meeting. Requests to attend the virtual meeting must be received at least three business days prior to the meeting. If you will not be attending the virtual meeting, proxy votes or voting instructions must be received by 4:00 p.m. Central time on the day prior to the meeting. You may also attend the meeting and vote or provide voting instructions.
Shareholders of record at the close of business on March 5, 2021 are entitled to vote at the meeting.
By Order of the Board of Trustees

Erik T. Nelson
Secretary
April 16, 2021
YOU CAN VOTE QUICKLY AND EASILY.

PLEASE FOLLOW THE INSTRUCTIONS IN ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.

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PROXY STATEMENT
SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 3, 2021
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, Comprised of:
AZL® DFA Five-Year Global Fixed Income Fund
AZL® DFA International Core Equity Fund
AZL® DFA U.S. Core Equity Fund
AZL® DFA U.S. Small Cap Fund
AZL® Enhanced Bond Index Fund
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2
AZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2
AZL® Gateway Fund

AZL® Government Money Market Fund
AZL® International Index Fund, Class 1 and Class 2
AZL® MetWest Total Return Bond Fund
AZL® Mid Cap Index Fund, Class 1 and Class 2
AZL® Moderate Index Strategy Fund
AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2
AZL® MSCI Global Equity Index Fund, Class 1 and Class 2
AZL® Russell 1000 Growth Index Fund, Class 1 and Class 2
AZL® Russell 1000 Value Index Fund, Class 1 and Class 2
AZL® S&P 500 Index Fund, Class 1 and Class 2
AZL® Small Cap Stock Index Fund, Class 1 and Class 2
AZL® T. Rowe Price Capital Appreciation Fund

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST, Comprised of:

AZL MVP FusionSM Balanced Fund
AZL MVP FusionSM Conservative Fund
AZL MVP FusionSM Moderate Fund
AZL® Balanced Index Strategy Fund
AZL® MVP Balanced Index Strategy Fund
AZL® MVP Growth Index Strategy Fund

AZL® MVP Moderate Index Strategy Fund
AZL® MVP Global Balanced Index Strategy Fund
AZL® DFA Multi-Strategy Fund
AZL® MVP DFA Multi-Strategy Fund
AZL® MVP Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

(each, a “Fund”, and collectively, the “Funds”)
5701 Golden Hills Drive
Minneapolis, Minnesota 55416
The Boards of Trustees (the “Board”) of the Allianz Variable Insurance Products Trust (the “VIP Trust”) and the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust,” and together with the VIP Trust, the “Trusts”) is furnishing this proxy statement in connection with their solicitation of voting instructions to be used at the special joint meeting of the shareholders of each Fund, to be held at 10:00 a.m. Central Time on June 3, 2021 (the “Meeting”), and at any adjournment of the Meeting.  In light of the public health impact of the coronavirus outbreak (COVID-19) and the related institution of social distancing and other measures and guidance and declarations from various relevant governmental authorities, and in accordance with Section 3806(f) of the Delaware Statutory Trust Act and each of the Trust’s Agreement and Declaration of Trust and By-Laws, as amended to date, the Meeting of the shareholders of the Funds will be conducted over the Internet in a virtual meeting format. Directions for attending the Meeting are set forth above in the Notice of Special Joint Meeting of Shareholders. At the Meeting, shareholders of record of each Fund at the close of business on March 5, 2021 will consider and are entitled to vote on the following proposals:

1.            To elect individuals to serve on the Board of Trustees;
2.            To approve amended fundamental restrictions regarding investments in commodities; and
3.            To approve amended fundamental restrictions regarding borrowing.
This proxy statement was first mailed to shareholders of record and to owners (“Contract Owners”) of variable life insurance policies or variable annuity contracts issued by Allianz Life or Allianz Life of NY (collectively, the “Contracts”) on or about April 16, 2021.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 3, 2021.
The Notice of Special Joint Meeting of Shareholders, Proxy Statement and Voting Instruction Form are available at https://www.proxy-direct.com/azl-32021.
SECTION A – Proposals
PROPOSAL NO. 1 — ELECTION OF TRUSTEES
At the Meeting, shareholders will be asked to elect the seven nominees named below (the “Nominees”) as Trustees of the Trusts. If elected, each Trustee will serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed as provided in the governing documents of the Trust. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, then the insurance company named on the voting instruction form will vote for such other Nominee or Nominees as the current Trustees may recommend.
TRUSTEE NOMINEE INFORMATION
The following table sets forth important information regarding each Nominee, including each Nominee’s principal occupation during the last five years and other information relating to the experience, qualifications attributes, or skills relevant to the Nominee’s qualifications to serve as a Trustee, which led to the conclusion that the Nominee should serve as a Trustee for each Trust.  All seven Nominees currently serve as Trustees of the Trusts, as well as of the AIM ETF Products Trust. The Trusts and the AIM ETF Products Trust together are referred to as the AIM Complex. Each of the Nominees has indicated that he or she is willing to serve as a Trustee. The business address for each Nominee is the same as that of the Funds’ investment adviser: 5701 Golden Hills Drive, Minneapolis, MN 55416. The term of office for each Nominee is indefinite.
Trustee Nominees.  The Nominees you are being asked to elect as Trustees of the Trusts are as follows:

Name, Address, and Birth Year	Positions Held with the Trusts	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years
INDEPENDENT TRUSTEES(1)
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since February 2007	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since February 2007	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since December 2017	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	40	Diamond Hill Funds (12 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since December 2017	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	40	Connecticut Water Service, Inc.

Name, Address, and Birth Year	Positions Held with the Trusts	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since February 2004	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	40	None
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since February 2004	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of yearbooks and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None
INTERESTED TRUSTEE(3)
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee and President	Since June 2011	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.
(2)	Indefinite.
(3)
Is an “interested person,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), due to employment by Allianz Investment Management LLC (“AIM”), the investment adviser to the Funds, and its parent Allianz Life Insurance Company of North America (“Allianz Life”).

Trustee Qualifications.  The following briefly describes specific experiences, qualifications, attributes or skills each Trustee brings to his or her service on the Board of Trustees of the Trusts.
Mr. Burnim - Brings to the Board of Trustees over 45 years of experience in management and director positions in the financial services industry. Mr. Burnim’s management experience includes over 25 years in various senior management positions for Citibank/Citicorp’s Corporate, Private and Investment banking sectors and extensive experience as Managing Director or Executive Vice President at various privately owned investment firms. Mr. Burnim also has substantial prior board experience, including service on the boards of The Bank of Bermuda and various hedge funds and insurance companies, as well as various nonprofits. Mr. Burnim offers the Board of Trustees his considerable knowledge of the securities, banking and insurance industries in which the Trusts function and in Board governance matters.

Ms. Ettestad - Brings to the Board of Trustees over 25 years of senior management experience, including over ten years of experience in senior management positions specifically at mutual fund, annuities, insurance and other financial service firms. Her consulting experience includes work in interim “C-suite” positions and Finance and IT organizational redesign.  Ms. Ettestad’s subject matter expertise includes creation and analysis of financial systems and design and implementation of compliance and control processes, both directly applicable to the Board’s supervision of the Trusts’ finance, operations, and compliance functions.
Ms. Fagely - Brings to the Board of Trustees extensive experience with mutual fund management and governance. She has over 20 years of senior management experience with various mutual fund and financial services firms, as well as prior experience serving as a member of the board of trustees and the audit committee chair for the Diamond Hill Funds, another mutual fund complex. This experience is directly applicable to the Board’s supervision of the Trusts’ finance, operational and audit functions.
Mr. Forde - Brings to the Board of Trustees over 30 years of experience in the investment department of CIGNA (and its predecessors), including eight years as Chief Investment Officer and many prior years as senior managing director. Mr. Forde also has board experience with Connecticut Water Service, Inc. Mr. Forde therefore brings to the Board considerable experience with the securities industry, considerable knowledge of investments, and experience in board governance matters.
Ms. Leonardi - Brings to the Board of Trustees more than 30 years of senior management experience, including approximately 20 years of experience as senior vice president, managing director or general partner of two private equity fund-of-funds managers and experience launching a new insurance subsidiary of Phoenix Home Life Mutual Insurance Co. Ms. Leonardi has substantial prior board experience, including service on the boards of the University of Connecticut Health Center (14 years), the University of Connecticut (10 years) and the Connecticut Children’s Medical Center (3 years). Ms. Leonardi therefore brings considerable knowledge of the securities and insurance industries in which the Trusts function and in Board governance matters.
Mr. Lewis - Brings to the Board of Trustees over 40 years of management experience at various companies, including nearly 10 years in senior management positions at Fortis Financial Group and IDS Financial Services, Inc. Mr. Lewis brings to the Board of Trustees considerable experience in a variety of business functions, including sales and marketing, strategic planning, new product development and financial management. Mr. Lewis also has significant prior board experience with for profit and nonprofit organizations, including nearly 24 years on the Orono, Minnesota Board of Education. Mr. Lewis therefore also brings considerable knowledge of Board governance matters.
Mr. Muench - As President, is responsible for the day-to-day functions of the investment advisor, including management of the investment research process and the investment analytical group which monitors and makes recommendations regarding the retention of existing subadvisors and addition of new subadvisors within the investment option line-up.  Mr. Muench brings to the Board of Trustees not only his expertise in investment management, but also his day-to-day working knowledge of the strategic direction of the Trusts and the performance of the various funds of the Trusts.
Board and Shareholder Meeting Attendance.  Each Nominee for Trustee currently in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Nominee serves during the Trusts’ most recent fiscal year. During the fiscal year ended December 31, 2020, there were ten meetings of the Board, two meetings of the Audit Committee, four meetings of the Investment Committee and two meetings of the Nominating and Corporate Governance Committee. The Trusts do not hold annual shareholder meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee will attend special shareholder meetings.
Ownership of Fund Affiliates.  As of February 26, 2021, none of the non-interested Nominees or their immediate family members owned any securities of the investment adviser or principal underwriter of the Trusts, or a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Trusts. In addition, no Trustee purchased or sold any securities of the investment adviser or its affiliates during the past fiscal year.
Ownership of Fund Shares.  The following table provides the dollar range of equity securities beneficially owned by the Board members on February 26, 2021:
Trustee	Aggregate Dollar Range of Equity Securities of the Funds	Aggregate Dollar Range of Equity Securities in all Funds overseen within the AIM Complex
Peter R. Burnim	None	None
Peggy L. Ettestad	None	$10,001 - $50,000
Tamara Lynn Fagely	None	$10,001 - $50,000
Richard H. Forde	None	None
Claire R. Leonardi	None	$1 - $10,000
Dickson W. Lewis	None	$10,001 - $50,000
Brian Muench	None	None

In addition, as of February 26, 2021, all of the Trustees and officers of each Trust, as a group, beneficially owned no shares of the Funds.
Compensation.  The following table sets forth total compensation paid to each Trustee for the fiscal year ended December 31, 2020.  No pension or retirement benefits have been accrued as part of the Trust’s expenses, and there are no estimated annual benefits upon retirement. The Interested Trustee does not receive compensation from the Trusts but all Trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings.
Trustee	Compensation from the VIP Trust	Compensation from the FOF Trust	Compensation from the AIM Complex*
Peter R. Burnim	$110,965	$71,535	$200,000
Peggy L. Ettestad	$138,703	$89,422	$250,000
Tamara Lynn Fagely	$116,580	$75,045	$210,000
Richard H. Forde	$110,963	$71,537	$200,000
Claire R. Leonardi	$110,963	$71,537	$200,000
Dickson W. Lewis	$116,580	$75,045	$210,000
Brian Muench	None	None	None
*Includes compensation from VIP Trust, FOF Trust and AIM ETF Products Trust.

The Board of Trustees and Its Role.  Overall responsibility for management of the Trusts rests with its respective Board. The Trustees elect the officers of the Trusts to supervise day‑to‑day operations. Subject to the provisions of the Agreement and Declarations of Trust, the Board manages the business of the Trusts and the Trustees have all powers necessary or convenient to carry out this responsibility including the power to engage in transactions of all kinds on behalf of the Trusts. The Board is responsible for oversight of the officers and may elect and remove, with or without cause, such officers as they consider appropriate.
The Leadership of the Board.  The Chair of the Board is Brian Muench who is an “interested person” of the Trust, as defined under the 1940 Act, by virtue of his employment with AIM and Allianz Life. The Trust has a Lead Independent (non-“interested”) Trustee, who is Peggy Ettestad. The Lead Independent Trustee was established to enable the independent members of the Board to have a single point of contact with Fund management and AIM, to coordinate the independent trustees' control and influence over fund governance. The Lead Independent Trustee is a member of the Board, who plays an active role in setting agendas, facilitating discussions, and serving as an interface between the Board and Fund management. The Lead Independent Trustee's responsibilities include (i) serving as leader of the independent trustees (keeping members focused on the objectives at hand, helping to shape meeting agendas, leading discussions, serving as spokesperson for the independent trustees, overseeing the quality, quantity, and timeliness of information received from Fund management, and seeking to improve the governance process); (ii) communicating regularly with other members of the Board and with the Chair; and (iii) conducting evaluations of the members of the Board.  The independent trustees believe that they have adequate control and influence over the governance of the Board and the Trusts.
The independent trustees, through the Lead Independent Trustee, regularly communicate with Brian Muench, President and Chair of the Trusts, regarding matters of interest or concern to them, and the independent trustees, through the Lead Independent Trustee, participate in developing agenda items for Board meetings.  Under normal circumstances, the Board meets at least four times each year and also at such other times as the Board deems appropriate. At each meeting, the Board may hold one or more executive sessions at which the independent trustees are free to discuss any matter of interest or concern to them and obtain information directly from officers, employees and other agents of the Trusts.
Board Committees.  The Board has established three committees:  Audit, Investment and Nominating and Corporate Governance.  The chairs and membership of the Audit, Investment and Nominating and Corporate Governance Committees are composed entirely of independent trustees. Through these committees, the independent trustees have direct oversight of accounting, auditing and financial matters affecting the Trusts, the evaluation and supervision of AIM and the selection and nomination of candidates to the Board.
Audit Committee.  The Audit Committee is made up of Mr. Burnim, Ms. Ettestad, Ms. Fagely, Mr. Forde, Ms. Leonardi and Mr. Lewis.  Ms. Fagely serves as chair of the Audit Committee.  The functions of the Audit Committee include advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.  The Audit Committee met two times during the last fiscal year.  For more information about the Trusts’ auditor and related fee information, see Appendix A.
Investment Committee.  The Investment Committee is made up of Mr. Burnim, Ms. Ettestad, Ms. Fagely, Mr. Forde, Ms. Leonardi and Mr. Lewis. Mr. Burnim and Mr. Forde serve as co-chairs of the Investment Committee.  The functions of the Investment Committee include evaluating and supervising the investment adviser and the various investment portfolios of the Trust.  The Investment Committee met four times during the last fiscal year.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is made up of Mr. Burnim, Ms. Ettestad, Ms. Fagely, Mr. Forde, Ms. Leonardi and Mr. Lewis.  Mr. Lewis serves as chair of the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee advises the Board of Trustees with respect to the selection and nomination of candidates for election to the Board of Trustees.  The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders of the Trusts.  The Board believes this policy to be appropriate since the Nominating and Corporate Governance Committee has been able to identify, and expects to continue to be able to identify, an ample number of qualified Board candidates through a robust selection process.  Additionally, with respect to the Board’s responsibilities under Rule 38a-1 under the 1940 Act regarding the Chief Compliance Officer (“CCO”) of the Trusts, the chair of the Nominating and Corporate Governance Committee consults with the CCO on several issues, including but not limited to (i) the annual assessment of the adequacy of compliance policies and procedures and any proposed revisions or additions to such policies and procedures and (ii) material compliance matters (as defined in Rule 38a-1), if any, that the CCO should report to the Board before their next regular meeting. The Nominating and Corporate Governance Committee met two times during the last fiscal year.
The process for identifying and evaluating candidates to be nominated as Trustees requires that each candidate be evaluated by the Nominating and Corporate Governance Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as a non-interested Trustee, as well as his or her compatibility with respect to business philosophy and style. In addition, the members of the Nominating and Corporate Governance Committee may conduct in-person interviews of each candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the Nominating and Corporate Governance Committee determines which of the viable candidates should be (a) recommended to fill a vacancy on the Board, when at least two-thirds of the Trustees have been elected by the shareholders, or (b) presented to the shareholders for election to become a member of the Board.  In addition, the Nominating and Corporate Governance Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those persons who are already members of the Board. Other than the process described here, the Nominating and Corporate Governance Committee does not impose a minimum set of qualifications or standards upon those individuals whom they are considering as nominees for Trustee.  The Nominating and Corporate Governance Committee has not adopted any specific policy on the issue of diversity but will take diversity into account, among other factors, in its consideration of new candidates for the Board.  Neither Trust regularly pays third parties fees to assist in the process of identifying and evaluating candidates.  The Nominating and Corporate Governance Committee has the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trusts.
The charter for the Nominating and Corporate Governance Committee is attached hereto as Appendix B.
Risk Oversight by the Board.  The Board is actively involved in the risk oversight of the Trusts. The Board, as a whole and through its Audit and Investment committees, supervises the Trusts’ accounting and audit functions, as well as other financial matters affecting the Trusts, and evaluates and supervises AIM.  The Board regularly receives detailed reports from, and has opportunity to question representatives of, the Trusts’ CCO, independent audit firm, and administrator.  The CCO’s reports include a quarterly risk assessment outlining all identified compliance risks, all identified exceptions and their resolution. As noted above, the Board has established Audit, Investment and Nominating and Corporate Governance committees to assist in the oversight of the Trusts.

Required Vote Needed to Approve the Proposal.  All shares of each Trust then entitled to vote shall be voted together in aggregate. Approval of the election of each of the Nominees to the Board requires the affirmative vote of a plurality of the shares of each Trust voted at the Meeting.  A vote requiring a plurality to elect Nominees to the Board means that the Nominees receiving the largest number of votes cast will be elected to fill the available positions for each Trust and a Nominee may be elected even if he or she receives the affirmative vote of less than a majority of the outstanding shares of a Trust voting.  Because the Nominees are running unopposed, all Nominees are expected to be elected, as all Nominees who receive votes in favor will be elected while votes withheld or abstentions have no effect on the outcome of this Proposal.

Board Recommendation.  The Board of Trustees unanimously recommends a vote FOR the proposal to approve the election of each of the Nominees to the Board of Trustees.
PROPOSAL NO. 2 — REVISIONS TO FUNDAMENTAL POLICIES REGARDING INVESTMENTS IN COMMODITIES
The 1940 Act requires that the Trusts recite in their registration statements, among other things, their policies with respect to the purchase and sale of commodities. The 1940 Act further requires the Trusts to obtain shareholder approval prior to changing this fundamental policy.   Although the 1940 Act does not have limitations regarding an open-end investment company’s investment in commodities,  federal tax law imposes certain investment limitations if the investment company qualifies as a regulated investment company for federal income tax purposes.
The current and proposed fundamental policies of the Trusts with respect to commodities are as follows:
Current VIP Trust Commodities Policy	Current FOF Trust Commodities Policy	Proposed VIP Trust and FOF Trust Commodities Policy

No Fund may:  Invest in commodities, including commodity contracts, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. This restriction shall not prohibit the funds, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from

No Fund May:  Invest in commodities, including commodity contracts, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies and other investment companies engaging in whole or in part in such activities.
No Fund may: Purchase or sell commodities except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Current VIP Trust Commodities Policy	Current FOF Trust Commodities Policy	Proposed VIP Trust and FOF Trust Commodities Policy

purchasing, selling or entering into foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Generally, each Trust’s current fundamental policy regarding investments in commodities prohibits a Fund from investing in commodities per se (e.g., gold, wheat, cotton) and commodity contracts but permits a number of investments in derivatives like options, forward contracts, and futures contracts and also allows for the purchase of publicly traded securities of companies engaging in whole or in part in such activities. Since the initial adoption of the Trusts’ policies with respect to commodities, the financial markets and regulatory requirements regarding commodities and commodity interests have evolved considerably.  The Board believes that the Trusts’ current policies are unnecessarily detailed and more restrictive than required by current law. The current policies may make it difficult to respond to future market or regulatory changes and may limit unnecessarily the flexibility of Fund portfolio managers to make changes in investment strategy that may benefit the Funds and help the Funds to better achieve their investment goals.
Conversely, the Board believes that the proposed policy with respect to commodities would allow greater flexibility to the Fund portfolio managers to respond to future market or regulatory changes and to make changes in investment strategy that may benefit the Funds and help the Funds to better achieve their investment goals. It is not currently anticipated that any Fund would change its investment strategies as a result of the proposed change to the policies with respect to commodities or that the adoption of the proposed policy would involve additional material risk to the Funds.
Accordingly, the Board of Trustees believes that it is in the best interests of the Trusts to replace the current fundamental policies with respect to commodities with the proposed policy set forth above.
Required Vote Needed to Approve the Proposal.  Approval of revisions to the Trusts’ fundamental policies with respect to commodities requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Each Fund will vote separately on the proposal. This means that approval of the proposal by shareholders of one Fund is not contingent upon approval by shareholders of any other Fund. If one Fund approves the proposal and another Fund does not, the Fund whose shareholders approved the proposal will change its fundamental policy with respect to commodities, while the other Fund’s policy will not change.

If shareholders of a Fund approve the proposal, the change in that Fund’s fundamental policy with respect to commodities will become effective when the Fund’s registration statement is revised or supplemented to reflect the change, which is expected to occur shortly following the Meeting. If shareholders of a Fund do not approve the proposal, that Fund will continue to operate under its current fundamental policy.
Board Recommendation.  The Board of Trustees unanimously recommends a vote FOR the proposal to ratify the revisions to the Trusts’ fundamental policies with respect to commodities.
PROPOSAL NO. 3 — REVISIONS TO FUNDAMENTAL POLICIES REGARDING BORROWING
The 1940 Act requires that the Trusts recite in their registration statements, among other things, their policies with respect to borrowing. The 1940 Act further requires the Trusts to obtain shareholder approval prior to changing this fundamental policy.  Generally, Section 18(f) of the 1940 Act prohibits open-end investment companies from borrowing, unless they borrow from a bank and have asset coverage requirements of 300 percent of the borrowing.
The current and proposed fundamental policies of the Trusts with respect to borrowing are as follows:
Current VIP Trust Borrowing Policy	Current FOF Trust Borrowing Policy	Proposed VIP Trust and FOF Trust Borrowing Policy

No Fund may:
a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that a Fund may borrow from banks for temporary or emergency purposes, and then only in amounts up to 30% of its total assets at the time of borrowing, and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund’s total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements at the time of borrowing.
b) Mortgage, pledge, hypothecate, or remove any

No Fund May:
Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund’s total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements, or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund’s net
No Fund may: Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Current VIP Trust Borrowing Policy	Current FOF Trust Borrowing Policy	Proposed VIP Trust and FOF Trust Borrowing Policy

assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund’s net assets.
As a non-fundamental policy, which may be changed without the vote of shareholders, the following funds have more restrictive limits as follows:
AZL Government Money Market Fund 10% (with respect to a) above only)
AZL Moderate Index Strategy Fund 5%
As a non-fundamental policy, which may be changed without the vote of shareholders, no Fund will purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities, which are segregated, held in escrow, or in separate accounts in connection with a Fund’s investment practices described in the Funds’ Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

assets at the time of borrowing. As a non-fundamental policy, which may be changed without the vote of shareholders, no Fund will purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund’s investment practices described in the Fund’s Prospectus or SAI are not deemed to be pledged for purposes of this limitation.

Generally, each Trust’s current fundamental policy regarding borrowings prohibits a Fund from borrowing money (excluding reverse repurchase agreements or dollar roll agreements).  However, a Fund may borrow from banks for temporary or emergency purposes but only in amounts up to 30% of its total assets at the time of borrowing.  In addition, bank borrowings, reverse repurchase agreements and dollar roll agreements may not exceed in the aggregate one-third of the Fund’s total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements at the time of borrowing.  Finally no Fund may mortgage, pledge, hypothecate, or remove any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund’s net assets.
 Since the initial adoption of the Trusts’ policies with respect to borrowing, the regulatory requirements regarding borrowing by investment companies have evolved.  The Board believes that the Trusts’ current policies are unnecessarily detailed and may be more restrictive than required by current law. The current policies may make it difficult to respond to future regulatory changes and may limit unnecessarily the Funds’ flexibility to engage in borrowing that may benefit the Funds and help the Funds to better achieve their investment goals. Conversely, the Board believes that the proposed policy with respect to borrowing would allow greater flexibility to respond to future regulatory changes and to make changes that may benefit the Funds and help the Funds to better achieve their investment goals.  It is not currently anticipated that any Fund would change its investment strategies or borrowing as a result of the proposed change to the policies with respect to borrowing or that the adoption of the proposed policy would involve additional material risk to the Funds.
Accordingly, the Board of Trustees believes that it is in the best interests of the Trusts to replace the current fundamental and related non-fundamental policies with respect to borrowing with the proposed policy set forth above.
Required Vote Needed to Approve the Proposal.  Approval of revisions to the Trusts’ fundamental policies with respect to borrowing requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Each Fund will vote separately on the proposal. This means that approval of the proposal by shareholders of one Fund is not contingent upon approval by shareholders of any other Fund. If one Fund approves the proposal and another Fund does not, the Fund whose shareholders approved the proposal will change its fundamental policy with respect to borrowing, while the other Fund’s policy will not change.
If shareholders of a Fund approve the proposal, the change in that Fund’s fundamental policy with respect to borrowing will become effective when the Fund’s registration statement is revised or supplemented to reflect the change, which is expected to occur shortly following the Meeting. If shareholders of a Fund do not approve the proposal, that Fund will continue to operate under its current fundamental policy.
Board Recommendation.  The Board of Trustees unanimously recommends a vote FOR the proposal to ratify the revisions to the Trusts’ fundamental policies with respect to borrowing.

OTHER MATTERS.  The Board knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the insurance company named on your voting instruction form intends to vote in accordance with its best judgment.

SECTION B – Other Information Regarding The Trusts
OFFICER INFORMATION
The following table sets forth important information regarding the officers of the Trusts (along with Brian Muench, the “Officers”). Mr. Muench is President of the Trusts. Information regarding Mr. Muench may be obtained from the Trustee Nominee table in Section A, Proposal No. 1 above. Each of the Officers has indicated that he is willing to serve as an Officer. The term of office for each Officer is indefinite.  No executive officer or person affiliated with the Trusts, other than the Trustees, received compensation from any Fund for the fiscal year ended December 31, 2020, in excess of $60,000.
Name, Address, and Birth Year	Position(s) Held with the Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years
Erik T. Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, AIM; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present
Bashir Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present
Chris Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the Trusts, 2014 to present, and AIM ETF Products Trust, 2020 to present
Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/16	Vice President, AIM, 2020 to present; previously, Assistant Vice President, AIM, 2015 to 2020
Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 4/09	Assistant Vice President, AIM, 2013 to present

(1) AIM and the Trusts are parties to a Compliance Services Agreement under which AIM provides an employee of AIM or one of its affiliates to act as the Trusts’ Chief Compliance Officer.

SHAREHOLDERS AND CONTRACT OWNERS
The shareholders of each Trust are insurance company separate accounts.  Separate account Contract Owners own units in the insurance company separate accounts through variable life insurance policies and variable annuity contracts, and the separate accounts in turn own shares of the VIP Trust or FOF Trust, among other mutual fund investment options. In addition, shares of certain Funds also may be held by other Funds that are managed as funds of funds (the “Funds of Funds”).
A Contract Owner may communicate with the Board of either Trust by phone at
1-800-624-0197, or by mail at 5701 Golden Hills Drive, A3-765, Minneapolis, Minnesota 55416. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee.
OUTSTANDING SHARES
The number of shares outstanding and the number of votes entitled of the Funds of the VIP Trust and FOF Trust and each of the Fund’s share classes on the record date, March 5, 2021, is listed in the following tables.  Shareholders are entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share for each share held on the record date. Similarly, the number of Fund shares for which Contract Owners may provide instructions will be based on the dollar amount of Fund shares that that the Contract Owner owns beneficially through the subaccount accumulation units and/or annuity units in its Contract on the record date.  Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares.  For each dollar of value, the Contract Owner is permitted to vote one Fund share.  Fractional votes are also counted.
VIP Trust
Fund	Number of Shares Outstanding	Number of Votes Entitled (number of shares outstanding times net asset value per share)
AZL® DFA Five-Year Global Fixed Income Fund	42,485,363.49	409,558,904.06
AZL® DFA International Core Equity Fund	23,193,155.20	265,329,695.49
AZL® DFA U.S. Core Equity Fund	31,231,885.92	485,968,144.85
AZL® DFA U.S. Small Cap Fund	11,818,643.44	174,561,363.53
AZL® Enhanced Bond Index Fund	185,510,021.88	2,116,669,349.67
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund	38,048,169.29	550,176,527.90

Fund	Number of Shares Outstanding	Number of Votes Entitled (number of shares outstanding times net asset value per share)
AZL® Fidelity Institutional Asset Management® Total Bond Fund
Class 1	2,091,928.80	21,944,333.14
Class 2	40,342,160.28	436,098,752.58
Total	42,434,089.08	458,043,085.73
AZL® Gateway Fund	9,897,706.86	145,793,222.11
AZL® Government Money Market Fund	484,100,833.17	484,100,833.17
AZL® International Index Fund
Class 1	8,414,773.24	100,135,801.52
Class 2	82,978,528.64	1,462,911,459.87
Total	91,393,301.87	1,563,047,261.39
AZL® MetWest Total Return Bond Fund	27,649,900.38	295,300,936.09
AZL® Mid Cap Index Fund
Class 1	6,054,070.42	56,060,692.10
Class 2	40,050,869.01	1,061,348,028.79
Total	46,104,939.43	1,117,408,720.89
AZL® Moderate Index Strategy Fund	42,291,577.74	608,998,716.52
AZL® MSCI Emerging Markets Equity Index Fund
Class 1	2,041,938.81	17,683,190.05
Class 2	28,056,238.06	242,967,021.63
Total	30,098,176.87	260,650,211.68
AZL® MSCI Global Equity Index Fund	21,100,980.88	306,808,262.04

Fund	Number of Shares Outstanding	Number of Votes Entitled (number of shares outstanding times net asset value per share)
AZL® Russell 1000 Growth Index Fund
Class 1	4,733,157.35	66,311,534.46
Class 2	47,418,361.77	955,005,806.01
Total	52,151,519.12	1,021,317,340.47
AZL® Russell 1000 Value Index Fund
Class 1	15,809,398.78	155,090,202.04
Class 2	55,896,392.94	757,955,088.21
Total	71,705,791.72	913,045,290.25
AZL® S&P 500 Index Fund
Class 1	4,119,014.85	86,252,170.98
Class 2	130,631,391.54	2,710,601,374.48
Total	134,750,406.39	2,796,853,545.46
AZL® Small Cap Stock Index Fund
Class 1	4,204,094.03	48,725,449.76
Class 2	50,610,135.91	824,945,215.40
Total	54,814,229.94	873,670,665.16
AZL® T. Rowe Price Capital Appreciation Fund	62,915,330.09	1,358,341,976.71

FOF Trust

Fund	Shares Outstanding	Number of Votes Entitled (number of shares outstanding times net asset value per share)
AZL MVP FusionSM Balanced Fund	73,177,663.56	812,272,065.52

AZL MVP FusionSM Conservative Fund	19,723,584.31	234,907,889.11
AZL MVP FusionSM Moderate Fund	168,116,007.94	1,872,812,328.43
AZL® Balanced Index Strategy Fund	23,599,366.56	415,348,851.51
AZL® MVP Balanced Index Strategy Fund	22,567,056.45	318,872,507.62
AZL® MVP Growth Index Strategy Fund	159,309,334.39	2,574,438,843.68
AZL® MVP Moderate Index Strategy Fund	34,264,796.18	524,594,029.58
AZL® MVP Global Balanced Index Strategy Fund	57,206,900.99	699,068,330.07
AZL® DFA Multi-Strategy Fund	62,873,271.42	956,302,458.36
AZL® MVP DFA Multi-Strategy Fund	7,736,284.22	93,686,401.90
AZL® MVP Fidelity Institutional Asset Management® Multi-Strategy Fund	19,454,346.30	253,101,045.30
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund	97,363,421.66	1,384,507,856.03
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
To the knowledge of the Trusts, the persons listed in the following table are the only persons who beneficially owned more than 5% of the outstanding shares of any class of any of the Funds as of the record date, March 5, 2021.
VIP TRUST
Title of Class	Name and Address of Beneficial Owner	Shares Held	Percent of Fund/Class Held
AZL DFA Five-Year Global Fixed Income Fund
n/a	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	40,913,804.11	96.30%
AZL DFA International Core Equity Fund
n/a	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	23,193,155.20	100%
AZL DFA U.S. Core Equity Fund
n/a	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	31,231,885.92	100%
AZL DFA U.S. Small Cap Fund

Title of Class	Name and Address of Beneficial Owner	Shares Held	Percent of Fund/Class Held
n/a	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	11,818,643.44	100%
AZL Enhanced Bond Index Fund
n/a	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	162,373,878.50	87.53%
n/a	AZL Moderate Index Strategy Fund, a series of the Trust 5701 Golden Hills Drive Minneapolis, MN 55416	20,447,113.19	11.02%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	19,629,578.15	51.59%
n/a	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	16,640,366.78	43.73%
AZL Fidelity Institutional Asset Management® Total Bond Fund
Class 1	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	1,932,588.86	92.38%
Class 1	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	159,339.95	7.62%
Class 2	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	14,503,063.71	35.95%
Class 2	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	24,043,799.43	59.60%
AZL Gateway Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	4,584,202.25	46.32%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	562,815.21	5.69%
n/a	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	4,750,689.40	48.00%
AZL Government Money Market Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	447,922,245.19	92.53%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	36,178,587.98	7.47%

Title of Class	Name and Address of Beneficial Owner	Shares Held	Percent of Fund/Class Held
AZL International Index Fund
Class 1	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	7,967,388.69	94.68%
Class 1	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	447,384.55	5.32%
Class 2	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	22,832,591.94	27.52%
Class 2	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	53,711,063.55	64.73%
Class 2	AZL Moderate Index Strategy Fund, a series of the Trust 5701 Golden Hills Drive Minneapolis, MN 55416	5,291,592.54	6.38%
AZL MetWest Total Return Bond Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	3,110,323.73	11.25%
n/a	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	24,253,678.58	87.72%
AZL Mid Cap Index Fund
Class 1	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	5,767,100.24	95.26%
Class 2	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	16,277,373.18	40.64%
Class 2	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	20,632,879.59	51.52%
Class 2	AZL Moderate Index Strategy Fund, a series of the Trust 5701 Golden Hills Drive Minneapolis, MN 55416	2,186,890.71	5.46%
AZL Moderate Index Strategy Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	39,875,689.95	94.29%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	2,415,887.59	5.71%
AZL MSCI Emerging Markets Equity Index Fund
Class 1	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	1,965,133.37	96.24%

Title of Class	Name and Address of Beneficial Owner	Shares Held	Percent of Fund/Class Held
Class 2	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	11,533,265.13	41.11%
Class 2	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	16,014,194.15	57.08%
AZL MSCI Global Equity Index Fund
n/a	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	20,759,775.19	98.38%
AZL Russell 1000 Growth Index Fund
Class 1	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	4,446,206.73	93.94%
Class 1	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	286,950.62	6.06%
Class 2	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	30,805,894.35	64.97%
Class 2	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	15,335,869.65	32.34%
AZL Russell 1000 Value Index Fund
Class 1	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	14,515,395.24	91.81%
Class 1	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	1,294,003.54	8.19%
Class 2	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	29,722,781.33	53.17%
Class 2	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	25,019,417.07	44.76%
AZL S&P 500 Index Fund
Class 1	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	3,996,788.98	97.03%
Class 2	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	39,534,619.44	30.26%
Class 2	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	79,760,738.63	61.06%

Title of Class	Name and Address of Beneficial Owner	Shares Held	Percent of Fund/Class Held
Class 2	AZL Moderate Index Strategy Fund, a series of the Trust 5701 Golden Hills Drive Minneapolis, MN 55416	9,335,970.47	7.15%
AZL Small Cap Stock Index Fund
Class 1	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	4,135,718.50	98.37%
Class 2	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	30,666,044.90	60.59%
Class 2	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	16,987,593.29	33.57%
AZL T. Rowe Price Capital Appreciation Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	28,706,350.63	45.63%
n/a	Allianz Variable Insurance Products Fund of Funds Trust 5701 Golden Hills Drive Minneapolis, MN 55416	33,082,309.23	52.58%

FOF TRUST
Title of Class	Name and Address of Beneficial Owner	Shares Held	Percent of Fund/Class Held
AZL Balanced Index Strategy Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	21,987,280.73	93.17%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	1,612,085.83	6.83%
AZL DFA Multi-Strategy Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	57,083,538.43	90.79%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	5,789,733.00	9.21%
AZL MVP Balanced Index Strategy Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	19,592,299.42	86.82%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	2,974,757.03	13.18%
AZL MVP DFA Multi-Strategy Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	6,908,646.99	89.30%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	827,637.23	10.70%

Title of Class	Name and Address of Beneficial Owner	Shares Held	Percent of Fund/Class Held
AZL MVP Fidelity Institutional Asset Management® Multi-Strategy Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	16,908,328.86	86.91%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	2,546,017.44	13.09%
AZL MVP Fusion Balanced Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	66,406,613.43	90.75%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	6,771,050.13	9.25%
AZL MVP Fusion Conservative Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	17,939,526.51	90.95%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	1,784,057.80	9.05%
AZL MVP Fusion Moderate Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	150,234,418.98	89.36%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	17,881,588.96	10.64%
AZL MVP Global Balanced Index Strategy Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	50,167,208.40	87.69%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	7,039,692.59	12.31%
AZL MVP Growth Index Strategy Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	138,931,018.12	87.21%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	20,378,316.27	12.79%
AZL MVP Moderate Index Strategy Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	30,015,479.46	87.60%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	4,249,316.72	12.40%

Title of Class	Name and Address of Beneficial Owner	Shares Held	Percent of Fund/Class Held
AZL MVP T. Rowe Price Capital Appreciation Plus Fund
n/a	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis, MN 55416	84,367,268.32	86.65%
n/a	Allianz Life Insurance Company of New York 1633 Broadway, 42nd Floor New York, NY 10019	12,996,153.35	13.35%

ANNUAL REPORTS OF THE TRUSTS
Upon request, the Trusts will send to you a copy of the most recent annual report and the most recent semi-annual report succeeding the annual report, if any.  Please contact the Trusts by phone at 1-800-624-0197, or by mail at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, and one will be sent to you, without charge, by first class mail, within three business days.
SHAREHOLDER PROPOSALS
Neither Trust is required to hold annual shareholders’ meetings.  Since neither Trust holds regular meetings of shareholders, the anticipated date of the next shareholders’ meeting cannot be provided.  Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholders’ meeting must be received by the respective Trust at its offices at 5701 Golden Hills Drive, Minneapolis, MN 55416 by a reasonable time before such Trust begins to print and send proxy materials to shareholders.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law and a Trust’s governing instruments.

SHAREHOLDERS WITH THE SAME ADDRESS
The Trusts’ practice is to “household,” or consolidate shareholder mailings of proxy statements to shareholders who share the same address.  This means that a single copy of this proxy statement is sent to the address of record.  If at any time you wish to receive multiple copies of the proxy statement at your address, you may contact the Trusts by phone at 1-800-624-0197, or by mail at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, and the Trusts will mail additional proxy statements for each of your accounts within 30 days of your request.  You may also contact the Trusts in the same manner and request that you receive a single copy of proxy statements if you are receiving multiple copies at a particular address.
OTHER INFORMATION
The names and addresses of the Trusts’ investment adviser, principal underwriter and administrator are as follows:
Investment adviser:  Allianz Investment Management LLC
                                                                      5701 Golden Hills Drive
                                                                      Minneapolis, MN 55416
Distributor: Allianz Life Financial Services, LLC
                                                                      5701 Golden Hills Drive
                                                                      Minneapolis, MN 55416

Administrator:   Citi Fund Services Ohio, Inc.
                                                                      4400 Easton Commons, Suite 200
                                                                      Columbus, OH 43219
Allianz Life:  Allianz Life Insurance Company of North America
                                                                      5701 Golden Hills Drive
                                                                      Minneapolis, MN 55416
Allianz Life of NY:  Allianz Life Insurance Company of New York
                                                                      1633 Broadway, 42nd Floor
                                                                      New York, NY 10019
SECTION C – Proxy Voting and Shareholder Meeting Information

The Meeting of shareholders of the Funds will be held as specified in the Notice of Special Joint Meeting that accompanies this proxy statement.  As noted above, the Funds issue and sell their shares to certain separate accounts of Allianz Life and Allianz Life of New York. The separate accounts hold shares of mutual funds, including the Funds, which serve as a funding vehicle for Contracts issued by Allianz Life or Allianz Life of NY. In addition, shares of certain Funds also may be held by the Funds of Funds.

As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY, together with the Funds of Funds, are the sole shareholders of record of the Funds and are entitled to vote all of the shares of the Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Funds held by them in accordance with instructions given by the Contract Owners for which the Funds serve as a funding vehicle.
Contract Owners have the right to instruct Allianz Life and/or Allianz Life of NY (together, “Allianz”) on how to vote the shares of the Funds held under their Contract.  The number of Fund shares for which a Contract Owner may provide instructions will be based on the dollar amount of Fund shares that the Contract Owner owns beneficially through the subaccount accumulation units and/or annuity units in the Contract on the record date, March 5, 2021.  Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares.  For each dollar of value, the Contract Owner is permitted to vote one Fund share.  Fractional votes are counted.  If the Contract Owner executes and returns its voting instruction form, but does not provide voting instructions, Allianz will vote the shares underlying the Contract in favor of the proposals described above.  Allianz will vote any shares for which it does not receive voting instructions, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions.  Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.
Accessing the Virtual Meeting – To access the virtual Meeting, send a request to attend the virtual Meeting to shareholdermeetings@computershare.com. Please include your full name and the control number located on your proxy card or voting instruction form. You then will receive instructions to access and attend the virtual Meeting. Requests to attend the virtual Meeting must be received at least three business days prior to the Meeting. If you will not be attending the Meeting, proxy votes or voting instructions must be received by 4:00 p.m. Central time on the day prior to the Meeting. You may also attend the Meeting and vote or provide voting instructions.
For the Meeting to proceed, there must be a quorum.  This means that at least 25% of a Fund’s shares must be represented at the Meeting by their virtual presence or by proxy.  Because Allianz, together with the Funds of Funds, is the only shareholder of the Funds, its presence at the Meeting virtually or by proxy will meet the quorum requirement.

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the applicable Trust voted virtually at the Meeting or by proxy at the Meeting.  Approval of Proposals 2 and 3, require the affirmative vote of a “majority of the outstanding voting securities” of the appropriate Fund.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.  With respect to Proposals 2 and 3, votes to ABSTAIN will have the same effect as votes cast AGAINST the Proposal.  With respect to Proposal 1, votes to ABSTAIN will have no effect.  The votes of each Fund of each separate Trust, respectively, will be counted together with respect to the election of the Nominees to the Board; the Trusts vote separately.
If you will not be attending the Meeting, a shareholder of record or Contract Owner may revoke its proxy or voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by going to the website or by calling the phone number printed on the proxy card or voting instruction card or by executing and returning a proxy card or voting instruction form with a later date. A shareholder of record or Contract Owner may also attend the Meeting and vote or provide voting instructions. If you need a new proxy card or voting instruction form, please call 1-800-624-0197, and a new one will be sent to you.  If you return an executed proxy or voting instruction form without a vote or voting instructions, the applicable shares will be voted “FOR” the proposal.

The Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of Special Joint Meeting of shareholders and this proxy statement to Contract Owners.  Representatives of AIM, without cost to the Funds, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.

ADJOURNMENT
If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve one or more of the proposed items are not received, representatives of Allianz may move for one or more adjournments of the Meeting to permit further solicitation of voting instructions.  Any such adjournment will require the affirmative vote of a majority of the voting power of those present at the Meeting.  Representatives of Allianz will vote in favor of adjournment.  The Funds will pay the costs of any additional solicitation and of any adjourned Meeting.  A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to adjournment if sufficient voting instructions have been received.

By Order of the Board of Trustees,

Erik T. Nelson
Secretary
Dated: April 16, 2021

APPENDIX A
Information Regarding the Auditor and Audit Fees

Auditors.  PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10016, is the independent registered public accounting firm for the Trusts.  PwC provides audit services, tax return preparation and assistance, and audit related services in connection with certain SEC filings for the Trusts.  The Audit Committee and the Board of each Trust have selected PwC as the independent auditors for each Trust for the current fiscal year.  Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fee Information

Audit Fees.  The aggregate fees paid for professional services rendered by PwC for the audit of the Funds’ annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the last two fiscal years were:

Allianz Variable Insurance Products Trust (“VIP Trust”):

Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
$329,300	$347,104

Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”):

Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
$176,130	$180,701

Audit-Related Fees.  There were no fees paid for assurance and related services rendered by PwC to the Trusts that are reasonably related to the performance of the audit or review of the Funds’ financial statements and not reported under “Audit Fees” above for the fiscal years ended December 31, 2020 and 2019.

For the fiscal years ended December 31, 2020 and 2019, neither Trust received any audit-related services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Tax Fees.  The aggregate fees paid for professional services rendered by PwC to the Funds for tax compliance, tax advice or tax planning services (together, “tax services”) for the last two fiscal years were:

 VIP TRUST:

Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
$125,375	$129,700

FOF Trust:

Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
$55,620	$54,000

The Tax Services for which fees were paid includes preparation of U.S. corporate income tax returns, Form 1120 RIC, Form 1920(b) and Delaware information return.

For the fiscal years ended December 31, 2020 and 2019, neither Trust received any tax services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

All Other Fees.  There were no aggregate fees paid for products and services provided by PwC to the Funds, other than the services reported above, for the last two fiscal years ended December 31, 2020 and 2019.

For the fiscal years ended December 31, 2020 and 2019, neither Trust received any other services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for tax compliance, tax advice, and tax planning were as follows:

 VIP TRUST:

Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
$125,375	$129,700

FOF Trust:

Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
$55,620	$54,000

The Audit Committee of the Trusts is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence.  Before each Trust engages the independent auditor to render a service, the engagement must be specifically approved by the Audit Committee.  The Committee may delegate preapproval authority to one or more of its members but has not done so.  The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has not needed to consider whether the provision of non-audit services, including tax-related services, that were rendered to AIM, or to any entity controlling, controlled by, or under common control with AIM that provides ongoing services to the Funds, and that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining PwC’s independence as no such non-audit services were provided by PwC.

APPENDIX B
CHARTER FOR
THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
AND
AIM ETF PRODUCTS TRUST

This Charter sets forth the purpose, authority, and responsibilities of the Nominating and Corporate Governance Committee (the “Committee”) of the Boards of Trustees of the Allianz Variable Insurance Products Trust (the “VIP Trust”), the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust”), and the AIM ETF Products Trust (the “ETF Trust”) (collectively, the VIP Trust, the FOF Trust and the ETF Trust are referred to as the “Trusts”).  The Charter will be reviewed by the Committee annually and approved annually by the Boards of Trustees of the Trusts (collectively, the “Board”).
Purpose
The Nominating and Corporate Governance Committee has two primary purposes:  (1) responsibility for the identification and nomination of one or more persons to serve as a member of the Board, and (2) responsibility for corporate governance matters affecting the Trusts, including oversight of the independence and effectiveness of the Board.
Authority
The Committee has been duly established by the Board, and the Trusts will provide the Committee with appropriate resources to discharge its responsibilities effectively.
Composition and Term of Members of the Committee
The Committee shall be composed entirely of persons who are members of the Board who are not “interested persons” of the Trusts (“Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”).  The members of the Board who are members of the Committee are listed in Exhibit A hereto.  The members of the Committee shall designate one or more members to serve as Chair of the Committee.1  The Chair and each member of the Committee shall serve until a successor is appointed.
Meetings
1.            The Chair of the Committee shall call meetings on an “as needed” basis to address the Committee’s responsibility for the nomination of one or more persons to serve as a member of

1  For purposes of this Charter, the term “Chair” is intended to mean “Chair or Co-Chair,” and the use of the masculine gender in a pronoun is intended to include the feminine gender.

2.            the Board.  Meetings regarding that responsibility may be held as often as deemed appropriate by the Chair of the Committee.
3.            Meetings regarding the Committee’s responsibility for corporate governance matters affecting the Trusts shall be held no less frequently than annually, and may be held as part of or otherwise incident to the regular meetings of the Board.
4.            Counsel to the Independent Trustees of the Trusts will serve as counsel to the Committee and will be responsible for preparing the minutes of the meetings of the Committee. Minutes of each such meeting will be circulated to all members of the Committee in a timely manner.
Responsibilities
1.            The Committee shall provide assistance to the Board in fulfilling its responsibilities to the shareholders of the Trusts.  Each member of the Committee shall endeavor to be informed about current practices for open-end management investment company boards.
2.            It shall be the expectation of the Committee that each member of the Board will devote the degree of attention to the work of the Board and its Committees necessary to participate actively in the discussions and decisions of the Board and its Committees.  In that regard, it shall be the expectation of the Committee that, absent a compelling reason, each member of the Board will attend each meeting of the Board or its Committees.  Finally, it shall be the policy of the Committee that any member of the Board who fails to meet these standards shall be asked to resign his or her position on the Board.
Board Nominations and Functions
1.            As required by Rule 0-1(a)(7) and related rules under the 1940 Act, the members of the Committee shall nominate persons to become Independent Trustees of the Trusts.  The Committee shall evaluate the qualifications of a candidate to become an Independent Trustee and his or her independence from Allianz Investment Management LLC, the various sub-advisers, and other principal service providers to the Trusts.  A candidate must be “disinterested” in terms of both the letter and the spirit of Section 2(a)(19) of the 1940 Act, as well as satisfy the requirements of the Sarbanes-Oxley Act of 2002.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a candidate, such as business, financial, or family relationships with Allianz Investment Management LLC, the various sub-advisers, or principal service providers to the Trusts.  The principal criteria for selection of candidates are their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees.  The Board collectively should represent a broad cross section of backgrounds, functional disciplines, and experience.  The Committee shall also be responsible for the orientation of new trustees and the ongoing education of all trustees.
2.            Candidates may be recommended by members of the Committee and by members of the Board.  Each candidate will be evaluated by the Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Trustee, as well as his or her compatibility with respect to business philosophy and style.  The members of the Committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the Committee shall determine which of the viable candidates should be presented to the Board for selection to become a member of the Board.
3.            The Committee shall review the corporate governance procedures of the Board no less frequently than annually and shall recommend any appropriate changes to the Board.
4.            The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those persons who are already serving as members of the Board.
5.            The Committee shall periodically review the compensation received by Independent Trustees and shall recommend any appropriate changes to the amount or form of such compensation to the Board.
6.            The Committee may take any other action required to comply with the fund governance standards defined in Rule 0-1(a)(7) as now or as hereafter in effect or any other governance standards imposed by any successor or other regulation to which the Trusts are subject.
Nominations with respect to Other Committees of the Board
1.            The Committee shall make nominations for membership on all of the committees created by the Board and shall review such assignments no less frequently than annually.
2.            The Committee shall review, as necessary and no less frequently than annually, the responsibilities of each of the committees created by the Board, including whether there is a continuing need for such a committee, whether there is a need for the Board to create any additional committees, and whether any of the existing committees should be combined or reorganized.  The Committee shall make recommendations for any such action to the Board.
3.            The Committee shall consider whether it would be appropriate to impose term limits on the Chair of a Committee, subject to the ability of the Committee to decide to override any term limit that might be imposed and reappoint the current incumbent Chair for an additional term.
4.            The Committee shall have responsibility for considering whether the Chair of any other Committee should be paid an additional stipend based on their duties and responsibilities and shall recommend any such stipend to the Board for approval.
Additional Responsibilities of the Chair of the Committee
1.            Subject to the oversight and direction of the Lead Independent Trustee, the Chair of the Committee will conduct the annual self-evaluation of the Board in compliance with Rule 0-1(a)(7)(v) under the 1940 Act.

2.            With respect to the Board’s responsibilities under Rule 38a‑1 regarding the Chief Compliance Officer (“CCO”) of the Trusts, the Chair of the Committee will:
(a)	Coordinate the Trustees’ evaluation and approval of any person proposed to be designated as CCO;
(b)	Coordinate the Trustees’ response to the resignation of the CCO or to any proposal to remove the CCO;
(c)	Monitor and communicate the Trustees’ assessment of the CCO’s performance in connection with the CCO’s performance review or as otherwise appropriate;
(d)	Request and provide to the Trustees the information necessary or appropriate to assess any proposed changes to the CCO’s compensation;
(e)
Consult with the CCO regarding the annual assessment of the adequacy of compliance policies and procedures and any proposed revisions or additions to the Trusts’ compliance policies, procedures and reports;

(f)	Review any Material Compliance Matter (as defined in Rule 38a-1) that the CCO should report to the Board before their next regular meeting;
(g)	Notify the Board and respond to any report that a person has taken any action to coerce, manipulate, mislead, or fraudulently influence the CCO in the performance of his or her duties; and
(h)	Otherwise consult with the CCO as appropriate.
3.            The Chair of the Committee shall be responsible for conducting the evaluation of the person serving in the position of Lead Independent Trustee.
4.            The Chair of the Committee shall be entitled to additional compensation to reflect the additional duties and responsibilities of the Chair, as determined from time to time by the Board.
Retirement Policies
It shall be the policy of the Committee that Independent Trustees will retire from active service on the Board by the end of the year in which they reach their 75th birthday.
Other Powers and Responsibilities
1.            The Committee shall monitor the performance of independent legal counsel employed by the Independent Trustees as defined in Rule 0-1(a)(6) under the 1940 Act, and shall be responsible for the supervision of, and making recommendations regarding, such independent legal counsel.

2.            The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trusts.  At each regular Board meeting, the Committee shall report any extraordinary expenditures of the Trusts authorized by the Committee hereunder.
3.            The Committee shall consider such other matters as may be referred to it from time to time by the Board.
As amended, December 9, 2020.

Exhibit A
Members of the Nominating and Corporate Governance Committee

Peter R. Burnim

Peggy L. Ettestad
Tamara Lynn Fagely
Richard H. Forde
Claire R. Leonardi
Dickson W. Lewis
Jack Gee (with respect to the ETF Trust only)
Chair of the Nominating and Corporate Governance Committee

Dickson W. Lewis
As of December 9, 2020

VOTING CARDS

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
FOR SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2021

The undersigned hereby revokes all previous proxies for his/her shares of the Funds listed below and appoints Brian Muench, Erik T. Nelson and James E. Nelson, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Funds that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (the “Meeting”) to be held over the Internet in a virtual meeting format, at 10:00 p.m., Central time on June 3, 2021, including any postponements or adjournments thereof, upon the proposals set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting. Receipt of the related Proxy Statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

This proxy is solicited on behalf of the Board of Trustees on behalf of the Funds. The Board unanimously recommends that you vote “FOR” the proposals.  The proxy will be voted as specified by the undersigned.  If no specification is made, this proxy shall be voted in accordance with the Trustees’ recommendations as set forth in the Proxy Statement, including voting FOR the proposals.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

AZL_32021_040721_

DO NOT TEAR

FUNDS FUNDS FUNDS
AZL® Balanced Index Strategy Fund AZL® DFA Five-Year Global Fixed Income Fund AZL® DFA International Core Equity Fund
AZL® DFA Multi-Strategy Fund AZL® DFA US Core Equity Fund AZL® DFA US Small Cap Cap Fund
AZL® Enhanced Bond Index Fund AZL® FIAM Multi-Strategy Fund AZL® FIAM Total Bond Fund
AZL® Gateway Fund AZL® Government Money Market Fund AZL® International Index Fund
AZL® MetWest Total Return Bond Fund AZL® Mid Cap Index Fund AZL® Moderate Index Strategy Fund
AZL® MSCI Emerging Markets Equity Index Fund AZL® MSCI Global Equity Index Fund AZL® MVP Balanced Index Strategy Fund
AZL® MVP DFA Multi-Strategy Fund AZL® MVP FIAM Multi-Strategy Fund AZL MVP Fusion℠ Balanced Fund
AZL MVP Fusion℠ Conservative Fund                              AZL MVP Fusion℠ Moderate Fund                                            AZL® MVP Global Balanced Index Strategy Fund
AZL® MVP Growth Index Strategy Fund                     AZL® MVP Moderate Index Strategy Fund                         AZL® MVP T. Rowe Price Capital Appr. Plus Fund

AZL® Russell 1000 Growth Index Fund AZL® Russell 1000 Value Index Fund AZL® S&P 500 Index Fund
AZL® Small Cap Stock Index Fund AZL® T. Rowe Price Capital Appreciation Fund

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return it in the
postage-paid envelope.

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded
instructions
available 24 hours

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

xxxxxxxxxxxxx        code

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X

A     Proposals

FOR      WITHHOLD     FOR ALL
ALL              ALL           EXCEPT
___    _____   ______

1.	To elect seven nominees to the board of Trustees:
01. Peter R. Burnim	02. Peggy L. Ettestad	03. Tamara Lynn Fagely	04. Richard H. Forde
05. Claire R. Leonardi	06. Dickson W. Lewis	07. Brian Muench

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark the box
“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To approve amended fundamental restrictions regarding investments in commodities.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 AZL® Balanced Index Strategy Fund				02 AZL® DFA Five-Year Global Fixed Income Fund
03 AZL® DFA International Core Equity Fund				04 AZL® DFA Multi-Strategy Fund
05 AZL® DFA US Core Equity Fund				06 AZL® DFA US Small Cap Fund
07 AZL® Enhanced Bond Index Fund				08 AZL® FIAM Multi-Strategy Fund
09 AZL® FIAM Total Bond Fund				10 AZL® Gateway Fund
11 AZL® Government Money Market Fund				12 AZL® International Index Fund
13 AZL® MetWest Total Return Bond Fund				14 AZL® Mid Cap Index Fund
15 AZL® Moderate Index Strategy Fund				16 AZL® MSCI Emerging Markets Equity Index Fund
17 AZL® MSCI Global Equity Index Fund				18 AZL® MVP Balanced Index Strategy Fund
19 AZL® MVP DFA Multi-Strategy Fund				20 AZL® MVP FIAM Multi-Strategy Fund
21 AZL MVP Fusion℠ Balanced Fund				22 AZL MVP Fusion℠ Conservative Fund
23 AZL MVP Fusion℠ Moderate Fund				24 AZL® MVP Global Balanced Index Strategy Fund
25 AZL® MVP Growth Index Strategy Fund				26 AZL® MVP Moderate Index Strategy Fund
27 AZL® MVP T. Rowe Price Capital Appr. Plus Fund				28 AZL® Russell 1000 Growth Index Fund
29 AZL® Russell 1000 Value Index Fund				30 AZL® S&P 500 Index Fund
31 AZL® Small Cap Stock Index Fund				32 AZL® T. Rowe Price Capital Appreciation Fund

3.    To approve amended fundamental restrictions regarding borrowing.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 AZL® Balanced Index Strategy Fund				02 AZL® DFA Five-Year Global Fixed Income Fund
03 AZL® DFA International Core Equity Fund				04 AZL® DFA Multi-Strategy Fund
05 AZL® DFA US Core Equity Fund				06 AZL® DFA US Small Cap Fund
07 AZL® Enhanced Bond Index Fund				08 AZL® FIAM Multi-Strategy Fund
09 AZL® FIAM Total Bond Fund				10 AZL® Gateway Fund
11 AZL® Government Money Market Fund				12 AZL® International Index Fund
13 AZL® MetWest Total Return Bond Fund				14 AZL® Mid Cap Index Fund
15 AZL® Moderate Index Strategy Fund				16 AZL® MSCI Emerging Markets Equity Index Fund
17 AZL® MSCI Global Equity Index Fund				18 AZL® MVP Balanced Index Strategy Fund
19 AZL® MVP DFA Multi-Strategy Fund				20 AZL® MVP FIAM Multi-Strategy Fund
21 AZL MVP Fusion℠ Balanced Fund				22 AZL MVP Fusion℠ Conservative Fund
23 AZL MVP Fusion℠ Moderate Fund				24 AZL® MVP Global Balanced Index Strategy Fund
25 AZL® MVP Growth Index Strategy Fund				26 AZL® MVP Moderate Index Strategy Fund
27 AZL® MVP T. Rowe Price Capital Appr. Plus Fund				28 AZL® Russell 1000 Growth Index Fund
29 AZL® Russell 1000 Value Index Fund				30 AZL® S&P 500 Index Fund
31 AZL® Small Cap Stock Index Fund				32 AZL® T. Rowe Price Capital Appreciation Fund

Important Notice Regarding the Availability of Proxy Materials for the
for the Special Joint Meeting of Shareholders to Be Held on June 3, 2021.
The Joint Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/azl-32021

B     Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below      Signature 1 ─ Please keep signature within the box  Signature 2 ─ Please keep signature within the box
       /      /                    ___________                 ___________

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    xxxxxxxxxxxxxx                     AZL2 32021                           xxxxxxxx

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
FOR SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2021

“INSURANCE COMPANY NAME DROP-IN”

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF the above-named Insurance Company. The undersigned, revoking any previously executed voting instruction cards attributable to his or her variable contract(s), hereby instructs the above-named Insurance Company to represent and to vote the shares of the Fund(s) listed below that are attributable to the undersigned’s participation in the variable contract(s) as of March 5, 2021, at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 3, 2021, at 10:00 a.m. Central time and conducted over the Internet in a virtual meeting format, including any postponements or any adjournment thereof, as indicated on the matters set forth on the reverse side and instructs the Insurance Company to vote upon any other matters that may be properly acted upon at the Special Meeting. Receipt of the related Proxy Statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

Shares of the Fund(s) attributable to the undersigned’s variable contract(s) will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered.  If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposals. If any other matters come properly before the Meeting to be voted on, the shares will be voted on such matters in accordance with the views of management. If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares of the Fund(s) attributable to your variable contract(s) in proportion to those shares for which voting instructions are timely received.  The effect of this proportional voting is that contract owners representing a small number of Fund shares may determine the outcome of the vote on a Proposal. Your voting instructions must be received (by mail, phone or online) no later than 4:00 p.m. Central time on the day prior to the Special Meeting.

AZL_32021_040521_VI

DO NOT TEAR

FUNDS FUNDS FUNDS
AZL® Balanced Index Strategy Fund AZL® DFA Five-Year Global Fixed Income Fund AZL® DFA International Core Equity Fund
AZL® DFA Multi-Strategy Fund AZL® DFA US Core Equity Fund AZL® DFA US Small Cap Cap Fund
AZL® Enhanced Bond Index Fund AZL® FIAM Multi-Strategy Fund AZL® FIAM Total Bond Fund
AZL® Gateway Fund AZL® Government Money Market Fund AZL® International Index Fund
AZL® MetWest Total Return Bond Fund AZL® Mid Cap Index Fund AZL® Moderate Index Strategy Fund
AZL® MSCI Emerging Markets Equity Index Fund AZL® MSCI Global Equity Index Fund AZL® MVP Balanced Index Strategy Fund
AZL® MVP DFA Multi-Strategy Fund AZL® MVP FIAM Multi-Strategy Fund AZL MVP Fusion℠ Balanced Fund
AZL MVP Fusion℠ Conservative Fund                               AZL MVP Fusion℠ Moderate Fund                                    AZL® MVP Global Balanced Index Strategy Fund
AZL® MVP Growth Index Strategy Fund                     AZL® MVP Moderate Index Strategy Fund                  AZL® MVP T. Rowe Price Capital Appr. Plus Fund

AZL® Russell 1000 Growth Index Fund AZL® Russell 1000 Value Index Fund AZL® S&P 500 Index Fund
AZL® Small Cap Stock Index Fund AZL® T. Rowe Price Capital Appreciation Fund

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE BY MAIL
Vote, sign and date this Voting
Instruction Card and return it in the
postage-paid envelope.

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded
instructions
available 24 hours

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

xxxxxxxxxxxxxx        code

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X

A     Proposals

FOR      WITHHOLD     FOR ALL
ALL              ALL           EXCEPT
___ ____ ____

1.	To elect seven nominees to the board of Trustees:
01. Peter R. Burnim	02. Peggy L. Ettestad	03. Tamara Lynn Fagely	04. Richard H. Forde
05. Claire R. Leonardi	06. Dickson W. Lewis	07. Brian Muench

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark the box
“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To approve amended fundamental restrictions regarding investments in commodities.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 AZL® Balanced Index Strategy Fund				02 AZL® DFA Five-Year Global Fixed Income Fund
03 AZL® DFA International Core Equity Fund				04 AZL® DFA Multi-Strategy Fund
05 AZL® DFA US Core Equity Fund				06 AZL® DFA US Small Cap Fund
07 AZL® Enhanced Bond Index Fund				08 AZL® FIAM Multi-Strategy Fund
09 AZL® FIAM Total Bond Fund				10 AZL® Gateway Fund
11 AZL® Government Money Market Fund				12 AZL® International Index Fund
13 AZL® MetWest Total Return Bond Fund				14 AZL® Mid Cap Index Fund
15 AZL® Moderate Index Strategy Fund				16 AZL® MSCI Emerging Markets Equity Index Fund
17 AZL® MSCI Global Equity Index Fund				18 AZL® MVP Balanced Index Strategy Fund
19 AZL® MVP DFA Multi-Strategy Fund				20 AZL® MVP FIAM Multi-Strategy Fund
21 AZL MVP Fusion℠ Balanced Fund				22 AZL MVP Fusion℠ Conservative Fund
23 AZL MVP Fusion℠ Moderate Fund				24 AZL® MVP Global Balanced Index Strategy Fund
25 AZL® MVP Growth Index Strategy Fund				26 AZL® MVP Moderate Index Strategy Fund
27 AZL® MVP T. Rowe Price Capital Appr. Plus Fund				28 AZL® Russell 1000 Growth Index Fund
29 AZL® Russell 1000 Value Index Fund				30 AZL® S&P 500 Index Fund
31 AZL® Small Cap Stock Index Fund				32 AZL® T. Rowe Price Capital Appreciation Fund

3.    To approve amended fundamental restrictions regarding borrowing.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 AZL® Balanced Index Strategy Fund				02 AZL® DFA Five-Year Global Fixed Income Fund
03 AZL® DFA International Core Equity Fund				04 AZL® DFA Multi-Strategy Fund
05 AZL® DFA US Core Equity Fund				06 AZL® DFA US Small Cap Fund
07 AZL® Enhanced Bond Index Fund				08 AZL® FIAM Multi-Strategy Fund
09 AZL® FIAM Total Bond Fund				10 AZL® Gateway Fund
11 AZL® Government Money Market Fund				12 AZL® International Index Fund
13 AZL® MetWest Total Return Bond Fund				14 AZL® Mid Cap Index Fund
15 AZL® Moderate Index Strategy Fund				16 AZL® MSCI Emerging Markets Equity Index Fund
17 AZL® MSCI Global Equity Index Fund				18 AZL® MVP Balanced Index Strategy Fund
19 AZL® MVP DFA Multi-Strategy Fund				20 AZL® MVP FIAM Multi-Strategy Fund
21 AZL MVP Fusion℠ Balanced Fund				22 AZL MVP Fusion℠ Conservative Fund
23 AZL MVP Fusion℠ Moderate Fund				24 AZL® MVP Global Balanced Index Strategy Fund
25 AZL® MVP Growth Index Strategy Fund				26 AZL® MVP Moderate Index Strategy Fund
27 AZL® MVP T. Rowe Price Capital Appr. Plus Fund				28 AZL® Russell 1000 Growth Index Fund
29 AZL® Russell 1000 Value Index Fund				30 AZL® S&P 500 Index Fund
31 AZL® Small Cap Stock Index Fund				32 AZL® T. Rowe Price Capital Appreciation Fund	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the
for the Special Joint Meeting of Shareholders to Be Held on June 3, 2021.
The Joint Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/azl-32021

B     Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below       Signature 1 ─ Please keep signature within the box  Signature 2 ─ Please keep signature within the box
       /      /                     _____________     _____________

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    xxxxxxxxxxxxxx                     AZL 32021                           xxxxxxxx